ACQUISITIONS AND DISPOSITIONS	12 Months Ended
Sep. 30, 2020
Business Combinations [Abstract]
ACQUISITIONS AND DISPOSITIONS
19. ACQUISITIONS AND DISPOSITIONS

Acquisitions

Adelphia Gateway

On January 13, 2020, Adelphia Gateway, an indirect wholly-owned subsidiary of NJR, acquired all of Talen’s membership interests in IEC, an existing 84-mile pipeline in southeastern Pennsylvania, including related assets and rights of way, for a base purchase price of $166 million. In November 2017, the Company made an initial payment of $10 million towards the base purchase price, which was included in other noncurrent assets on the Consolidated Balance Sheets. The remaining purchase price of $156 million was paid upon the close of the acquisition of the related assets. As additional consideration, Adelphia Gateway will pay Talen specified amounts of up to $23 million contingent upon the achievement of certain regulatory approvals and binding natural gas capacity commitments. On December 20, 2019, FERC issued Adelphia Gateway’s Certificate of Public Convenience and Necessity. Adelphia Gateway has agreed to provide firm natural gas transportation service for 10 years following the closing to two power generators owned by affiliates of Talen that are currently served by the pipeline.
The Company evaluated the acquisition under the guidance of ASU 2017-01, Clarifying the Definition of a Business and concluded that the acquisition did not meet the definition of a business, as almost all of the fair value relates to the pipeline assets acquired. As a result, the purchase was accounted for as an asset acquisition.

The following table summarizes the consideration transferred and purchase price allocation based upon the relative fair value of the assets acquired and liabilities to be assumed:

(Thousands)	Estimated Fair Value
Purchase price	$166,000
Net working capital adjustment	(449)
Transaction costs	9,456
Total costs capitalized	$175,007
Identifiable assets acquired
Property, plant and equipment	$174,438
Other	1,018
Net working capital	(449)
Net assets acquired	$175,007

The Company utilized a discounted cash flow valuation technique to measure the fair value of the property, plant, and equipment based upon the present value of their future economic benefits reflecting current market expectations. The assumptions used in the discounted cash flow valuation are not observable in active markets and thus represent non-recurring Level 3 fair value measurements.

Property, plant and equipment consist primarily of pipeline related assets, land, buildings and other structures and software. Depreciation is computed on a straight-line basis over the estimated useful life of the assets, ranging from five to 30 years, based on various classes of depreciable property. Other assets consist primarily of an assembled workforce and base gas.

Asset retirement obligations are initially recognized when the legal obligation to retire an asset has been incurred and a reasonable estimate of fair value can be made. The Company records any asset retirement obligations in the period in which information permitting a reasonable estimate of such obligation becomes available. The Company is unable to predict when, or if, the pipelines would become completely obsolete and require decommissioning. As such, upon acquisition, there were no liabilities recorded for asset retirement obligations, as both the timing and future estimates of decommissioning the pipeline was indeterminable.

Leaf River

On October 11, 2019, NJR Pipeline Company, an indirect wholly-owned subsidiary of NJR, acquired 100 percent of the issued and outstanding limited liability company interests of Leaf River Energy Center LLC for $367.5 million. The purchase price was subject to certain contractual conditions, including customary purchase price adjustments related to the amount of net working capital and transaction expenses. Leaf River owns and operates a 32.2 million Dth salt dome natural gas storage facility, located in southeastern Mississippi.

The Company evaluated the acquisition under the guidance of ASU 2017-01, Clarifying the Definition of a Business and concluded that the acquisition did not meet the definition of a business, as almost all of the fair value relates to the natural gas storage assets acquired. As a result, the purchase was accounted for as an asset acquisition.
The following table summarizes the consideration transferred and purchase price allocation based upon the relative fair value of the assets acquired and liabilities to be assumed:

(Thousands)	Estimated Fair Value
Purchase price	$367,500
Net working capital adjustment	4,111
Transaction costs	1,664
Total costs capitalized	$373,275
Identifiable assets acquired
Property, plant and equipment	$365,715
Base gas	3,445
Other assets, net	4
Net working capital	4,111
Net assets acquired	$373,275

The total consideration transferred is comprised of the purchase price to the seller and the transaction costs incurred during the acquisition. The Company utilized a discounted cash flow valuation technique to measure the fair value of the property, plant, and equipment based upon the present value of their future economic benefits reflecting current market expectations. Base gas is valued based upon the estimated replacement costs associated with the respective assets.

Base gas is needed to maintain the necessary pressure to allow efficient operation of the storage facility. The base gas is determined to be recoverable and is considered a component of the facility and presented as a component in property, plant and equipment. This natural gas is not depreciated, as it is expected to be recovered and sold.

Property, plant and equipment consist primarily of surface equipment and pipelines necessary to operate the facility. Depreciation is computed on a straight-line basis over the estimated useful life of the assets, ranging from five to 50 years, based on various classes of depreciable property.

Asset retirement obligations are initially recognized when the legal obligation to retire an asset has been incurred and a reasonable estimate of fair value can be made. The Company records any asset retirement obligations in the period in which information permitting a reasonable estimate of such obligation becomes available. The Company is unable to predict when, or if, the storage facilities and related pipelines would become completely obsolete and require decommissioning. As such, upon acquisition, there were no liabilities recorded for asset retirement obligations, as both the timing and future estimates of decommissioning the storage facilities and related pipelines were indeterminable.

The assumptions used in the discounted cash flow valuation are not observable in active markets and thus represent non-recurring Level 3 fair value measurements.

Dispositions

Clean Energy Ventures

On June 1, 2018, Clean Energy Ventures completed the sale of its membership interest in its 9.7 MW wind farm in Two Dot, Montana to NorthWestern Energy for a total purchase price of $18.5 million. The transaction generated a pre-tax gain of approximately $951,000 which is recognized as a reduction to O&M on the Consolidated Statements of Operations.

On February 7, 2019, Clean Energy Ventures finalized the sale of its remaining wind assets to a subsidiary of Skyline Renewables LLC for a total purchase price of $208.6 million. The transaction generated a pre-tax gain of $645,000, which was recognized as a reduction to O&M expense on the Consolidated Statements of Operations.

Energy Services

On February 28, 2018, NJR sold all of the issued and outstanding shares of capital stock of NJRRS, which was a component of the Energy Services segment. The Company received $9.5 million in cash and a natural gas swap contract with a fair value of $14.6 million, which was recorded in derivatives, at fair value on the Consolidated Balance Sheets. The sale generated a pre-tax gain of $3.7 million, which was recognized as a reduction to O&M on the Consolidated Statements of Operations.